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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                 --------------


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report: December 27, 2001



                                Medium4.com, Inc.
               (Exact Name of Registrant as specified in Charter)



          Delaware                      1-15863                 13-4037641
  (State of incorporation)       (Commission File No.)         (IRS Employer
                                                          Identification Number)



           1220 Collins Avenue, Suite 100, Miami Beach, Florida 33139
                    (Address of principal executive offices)



Registrant's telephone number, including area code:     (305) 532-5454


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Item 5. Other Events.

      Our 2001 annual meeting of stockholders was held on December 27, 2001.

      At the annual meeting:

      - Four directors were elected. The vote was as follows:


              NAME                        FOR              WITHHELD
              ----                        ---              --------
      I. William Lane                 25,349,646             2,585
      Jonathan Braun                  25,349,646             2,585
      Junichi Watanabe                25,349,646             2,585
      Satoru Hirai                    25,349,646             2,585

      - As required by Rule 713 of The American Stock Exchange, our stockholders voted upon a proposal to approve the issuance of up to 20,000,000 shares of our common stock upon conversion of our Series A Convertible Preferred Stock. The vote was as follows:

       For...........25,427,086
       Against.......    15,170

      - Our stockholders voted upon a proposal to amend our certificate of incorporation to increase our authorized number of shares of common stock from 30,000,000 to 75,000,000. The vote was as follows:

       For...........21,175,684
       Against.......     2,495



                                      -2-
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 2, 2002                         Medium4.com, Inc.
                                                       (Registrant)

                                                By:   /s/ Jonathan Braun
                                                   -----------------------------
                                                          Jonathan Braun
                                                          President